Exhibit 99.2

MAIN STREET BANKS, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Six months ended June 30,
	2004	2004	2003	2003	2003	2004	2003
NET INTEREST INCOME
Loan, including fees	$25,473,584	$24,781,842	$24,045,242	$23,774,469	$21,418,754	$50,255,426	$40,352,707
Interest on investment securities:
Taxable	2,362,075	2,247,038	2,136,462	1,952,469	2,144,684	4,609,113	4,219,798
Non-taxable	388,746	417,657	376,992	413,969	441,624	806,403	880,287
Federal funds sold and repurchase agreements	3,751	30,399	75,418	3,982	10,340	34,150	66,520
Interest bearing deposits in banks	5,250	5,223	9,114	4,700	5,653	10,473	14,866
Interest on other investments	236,992	205,662	204,453	160,278	110,900	442,654	142,641
Total interest income	28,470,398	27,687,821	26,847,681	26,309,867	24,131,955	56,158,219	45,676,819

INTEREST EXPENSE
Interest-bearing demand and money market	1,828,848	1,322,218	1,288,087	1,533,317	1,527,968	3,151,066	2,913,806
Savings	73,775	88,707	89,583	80,733	88,382	162,482	178,186
Time deposits	4,470,715	4,463,088	4,261,858	4,179,155	3,067,821	8,933,803	7,250,646
Other time deposits	64,462	55,813	85,577	110,249	85,603	120,275	184,563
Federal funds purchased	333,018	34,701	36,153	19,308	7,496	367,719	20,729
Federal Home Loan Bank advances	663,793	866,258	795,729	679,715	564,029	1,530,051	794,140
Interest expense on subordinated debentures	574,946	574,946	580,102	580,096	237,006	1,149,892	292,408
Other	241,599	355,692	370,193	362,259	364,402	597,291	778,064
Total interest expense	8,251,156	7,761,423	7,507,282	7,544,832	5,942,707	16,012,579	12,412,542
Net interest income	20,219,242	19,926,398	19,340,399	18,765,035	18,189,248	40,145,640	33,264,277
Provision for loan losses	1,310,000	1,561,000	1,241,000	1,146,000	1,801,000	2,871,000	2,848,000
Net interest income after provision for loan losses	18,909,242	18,365,398	18,099,399	17,619,035	16,388,248	37,274,640	30,416,277

NON-INTEREST INCOME
Service charges on deposit accounts	2,023,191	1,880,521	2,069,881	2,092,139	1,857,289	3,903,712	3,598,163
Other customer service fees	352,392	356,795	396,098	388,960	395,227	709,187	759,327
Mortgage banking revenue	859,631	883,128	711,660	1,118,464	865,347	1,742,759	1,511,722
Investment brokerage revenue	185,330	315,080	30,758	88,616	60,433	500,410	144,103
Insurance agency revenue	2,370,375	2,771,701	1,252,337	1,188,538	1,235,868	5,142,076	2,416,108
Income from SBA lending	367,859	485,918	434,799	405,936	504,925	853,777	884,179
Other income	1,259,930	1,146,755	2,000,907	1,253,128	715,782	2,406,685	1,597,968
Total non-interest income	7,418,708	7,839,898	6,896,440	6,535,781	5,634,871	15,258,606	10,911,570

NON-INTEREST EXPENSE
Salaries and other compensation	7,688,444	8,041,199	6,956,283	6,799,573	6,203,214	15,729,643	11,818,105
Employee benefits	1,519,972	1,640,263	1,213,020	1,283,603	1,049,294	3,160,235	2,252,886
Net occupancy and equipment expense	2,208,378	1,859,695	2,003,525	1,772,929	1,528,317	4,068,073	2,884,415
Data processing fees	223,450	557,301	481,895	449,812	442,383	780,751	752,118
Professional services	583,177	438,395	363,319	824,785	585,609	1,021,572	961,789
Communications and supplies	1,027,631	1,050,888	1,168,727	983,575	756,953	2,078,519	1,584,003
Regulatory agency assessments	101,250	91,126	81,388	73,557	106,105	192,376	167,320
Amortization of intangible assets	121,758	140,644	106,800	106,750	91,112	262,402	150,949
Other expense	2,660,021	1,759,524	2,261,412	2,073,520	2,067,358	4,419,545	3,366,487
Total non-interest expense	16,134,081	15,579,035	14,636,369	14,368,104	12,830,345	31,713,116	23,938,072

Income before income taxes	10,193,869	10,626,261	10,359,470	9,786,712	9,192,774	20,820,130	17,389,775
Income tax expense	2,802,851	3,029,516	2,912,764	2,668,556	2,808,785	5,832,367	5,255,307
Net income	$7,391,018	$7,596,745	$7,446,706	$7,118,156	$6,383,989	$14,987,763	$12,134,468

EARNINGS PER SHARE
Basic	$0.38	$0.39	$0.39	$0.38	$0.37	$0.78	$0.72
Diluted	$0.37	$0.38	$0.38	$0.36	$0.35	$0.75	$0.70
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	19,351,343	19,280,882	18,951,688	18,913,088	17,374,719	19,316,112	16,769,565
Diluted	19,974,058	19,910,810	19,645,157	19,602,219	18,059,948	19,948,822	17,426,778
CASH DIVIDENDS PER SHARE	$0.135	$0.135	$0.120	$0.120	$0.120	$0.270	$0.240

MAIN STREET BANKS, INC AND SUBSIDIARIES

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)

(Unaudited)

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Six months ended June 30,
	2004	2004	2003	2003	2003	2004	2003
EARNING ASSETS
Total interest earning assets (in thousands)	$1,864,339	$1,770,541	$1,730,110	$1,660,522	$1,478,067	$1,817,360	$1,368,044
Loans	6.58%	6.68%	6.61%	6.70%	6.99%	6.67%	7.20%
Investment securities	3.85%	4.49%	4.36%	4.11%	4.40%	3.97%	9.54%
Federal funds sold	1.12%	1.01%	0.91%	1.14%	1.32%	0.89%	1.35%
Loans held for sale	4.57%	5.25%	5.50%	5.66%	6.51%	4.86%	9.60%
FHLB stock & other	4.43%	4.03%	4.36%	4.17%	6.25%	4.32%	3.53%
Total interest earning assets	6.14%	6.29%	6.21%	6.35%	6.63%	6.21%	6.82%

INTEREST-BEARING LIABILITIES
Total interest-bearing liabilities (in thousands)	$1,874,225	$1,773,959	$1,739,771	$1,664,361	$1,450,029	$1,823,186	$1,338,630
Demand deposits	0.93%	0.72%	0.68%	0.90%	1.03%	0.83%	1.04%
Demand deposits - public funds	1.02%	1.07%	0.95%	0.73%	0.84%	1.07%	0.00%
Time deposits	2.49%	2.49%	2.47%	2.44%	2.07%	2.50%	2.57%
Retail repurchases	1.75%	1.69%	1.71%	1.90%	1.84%	1.70%	1.84%
Federal funds purchased	1.25%	1.24%	1.25%	1.69%	1.67%	1.26%	1.53%
Federal Home Loan bank advances	1.80%	1.77%	1.78%	1.81%	1.70%	1.80%	1.73%
Securities sold under agreement to repurchase	4.57%	4.09%	4.09%	4.09%	4.02%	4.30%	3.84%
Subordinated debentures	4.55%	4.55%	4.54%	4.54%	4.27%	4.58%	4.29%
Net Cost of Funds	1.77%	1.76%	1.71%	1.80%	1.64%	1.77%	2.15%

NET INTEREST SPREAD
Interest earning assets less interest-bearing liabilities (in thousands)	$(9,885)	$(3,418)	$(9,661)	$(3,839)	$28,038	$(5,826)	$29,414
Yield on earning assets less cost of interest-bearing liabilities	4.37%	4.53%	4.50%	4.55%	4.99%	4.45%	4.67%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.42%	4.59%	4.49%	4.55%	5.01%	4.50%	4.99%

MAIN STREET BANKS, INC AND SUBSIDIARIES

LOAN QUALITY

(Unaudited)

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Six months ended June 30,
	2004	2004	2003	2003	2003	2004	2003
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for loan losses at beginning of period	$22,150,651	$21,151,987	$20,765,377	$20,272,465	$15,390,616	$21,151,987	$14,588,582
Reserves acquired through acquisition	—	—	—	—	4,252,018	—	4,252,018
Provision for loan losses	1,310,000	1,561,000	1,241,000	1,146,000	1,801,000	2,871,000	2,848,000
Loans charged-off during the period	(657,213)	(650,138)	(958,275)	(784,950)	(1,267,223)	(1,307,351)	(1,592,813)
Recoveries on loans previously charged-off	315,508	87,802	103,885	131,862	96,054	403,310	176,678
Net loans (charged-off) recovered during period	(341,705)	(562,336)	(854,390)	(653,088)	(1,171,169)	(904,041)	(1,416,135)
Reserve for loan losses at end of period	$23,118,946	$22,150,651	$21,151,987	$20,765,377	$20,272,465	$23,118,946	$20,272,465

Net charge-offs to average loans, annualized	0.09%	0.15%	0.24%	0.19%	0.39%	0.12%	0.26%

Gross charge-offs to average loans, annualized	0.17%	0.18%	0.27%	0.23%	0.42%	0.17%	0.29%

Recoveries as a percentage of gross charge-offs	48.01%	13.51%	10.84%	16.80%	7.58%	30.85%	11.09%

Reserve for loan losses as a percentage of loans, at end of period	1.45%	1.47%	1.47%	1.47%	1.47%	1.45%	1.47%

NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$5,179,265	$4,822,135	$11,548,489	$10,854,580	$6,068,538	$5,179,265	$6,068,538
Restructured loans	—	—	—	—	—	—	—
Total non-performing loans	5,179,265	4,822,135	11,548,489	10,854,580	6,068,538	5,179,265	6,068,538
Foreclosed assets	3,730,693	2,255,553	1,844,869	1,366,820	1,065,064	3,730,693	1,065,064
Total non-performing assets	$8,909,958	$7,077,688	$13,393,358	$12,221,400	$7,133,602	$8,909,958	$7,133,602

Non-performing assets as a percentage of loans plus foreclosed assets, at end of period	0.56%	0.47%	0.93%	0.86%	0.52%	0.56%	0.52%

Non-performing assets as a percentage of total assets, at end of period	0.41%	0.35%	0.68%	0.64%	0.37%	0.41%	0.37%

Reserve for loan losses as a percenatge of non-performing assets, at end of period	259.47%	312.96%	157.93%	169.91%	284.18%	259.47%	284.18%

Loans 90 days past due	$6,296,329	$9,492,293	$11,028,256	$10,867,283	$9,928,567	$6,296,329	$9,928,567

Loans 90 days past due as a percentage of loans, at end of period	0.39%	0.63%	0.76%	0.77%	0.72%	0.39%	0.72%

MAIN STREET BANKS, INC AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Six months ended June 30,
	2004	2004	2003	2003	2003	2004	2003
RESULTS OF OPERATIONS
Net interest income	$20,219,242	$19,926,398	$19,340,399	$18,765,035	$18,189,248	$40,145,640	$33,264,277
Net interest income (tax equivalent)	20,487,674	20,204,931	19,591,290	19,036,194	18,474,237	40,692,605	33,838,043
Provision for loan losses	1,310,000	1,561,000	1,241,000	1,146,000	1,801,000	2,871,000	2,848,000
Non-interest income	7,418,708	7,839,898	6,896,440	6,535,781	5,634,871	15,258,606	10,911,570
Non-interest expense	16,134,081	15,579,035	14,636,369	14,368,104	12,830,345	31,713,116	23,938,072
Net income	7,391,018	7,596,745	7,446,706	7,118,156	6,383,989	14,987,763	12,134,468

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,551,258	1,470,876	1,424,858	1,389,998	1,204,483	1,511,065	1,111,852
Investment securities	282,850	260,866	252,107	249,175	258,760	271,852	239,405
Earning assets	1,864,339	1,770,541	1,730,110	1,660,522	1,478,067	1,817,360	1,368,044
Total assets	2,096,734	1,986,972	1,946,136	1,869,759	1,622,600	2,043,147	1,500,566
Deposits	1,547,739	1,466,087	1,452,073	1,423,029	1,252,649	1,506,394	1,190,225
Shareholders’ equity	215,051	205,272	196,375	189,592	154,818	212,461	145,445

PER COMMON SHARE
Earnings per share - Basic	$0.38	$0.39	$0.39	$0.38	$0.37	$0.78	$0.72
Earnings per share - Diluted	$0.37	$0.38	$0.38	$0.36	$0.35	$0.75	$0.70
Book value per share as end of period	$10.94	$11.14	$10.57	$10.25	$10.10	$10.94	$10.10
End of period shares outstanding	19,381,000	19,340,676	18,981,340	18,933,178	18,888,732	19,381,000	18,888,732
Weighted average shares outstanding
Basic	19,351,343	19,280,882	18,951,688	18,913,088	17,374,719	19,316,112	16,769,565
Diluted	19,974,058	19,910,810	19,645,157	19,602,219	18,059,948	19,948,822	17,426,778

STOCK PERFORMANCE
Market Price:
Closing	$28.10	$27.34	$26.52	$25.02	$24.94	$28.10	$24.94
High	$28.82	$27.50	$27.92	$26.00	$25.40	$28.82	$25.40
Low	$25.62	$24.90	$25.00	$23.37	$18.48	$24.90	$18.45
Trading volume	2,010,000	1,703,700	1,630,300	1,022,400	1,243,900	3,713,700	2,506,800
Cash dividend per share	0.135	0.135	0.120	0.120	0.120	0.270	0.240
Dividend payout ratio	36.48%	35.38%	31.66%	33.05%	33.95%	35.94%	17.23%
Price to earnings	18.88	17.82	17.63	17.37	17.59	18.60	17.76
Price to book value	2.57	2.46	2.51	2.44	2.47	2.57	2.47

PERFORMANCE RATIOS
Return on average assets	1.41%	1.53%	1.53%	1.52%	1.57%	1.47%	1.63%
Return on average equity	13.75%	14.80%	15.17%	15.02%	16.49%	14.11%	16.80%
Average earning assets to average total assets	88.92%	89.11%	89.20%	89.00%	91.47%	88.95%	71.77%
Average loans as percentage of average deposits	100.23%	100.33%	98.13%	97.68%	96.15%	100.31%	93.40%
Net interest margin (tax equivalent)	4.42%	4.59%	4.49%	4.55%	5.01%	4.50%	4.99%
Average equity to average assets	10.26%	10.33%	10.09%	10.14%	9.54%	10.40%	9.69%
Non-interest income ratio	26.84%	28.24%	26.29%	25.83%	23.65%	27.54%	24.70%
Efficiency ratio	58.38%	56.11%	55.79%	56.79%	53.85%	57.24%	54.19%

ASSET QUALITY
Total non-performing assets	$8,909,958	$7,077,688	$13,393,358	$12,221,400	$7,133,602	$8,909,958	$7,133,602
Non-performing assets as a percentage of loans plus foreclosed assets	0.56%	0.47%	0.93%	0.86%	0.52%	0.56%	0.52%
Net annualized (charge-offs) recoveries as a percentage of average assets	0.09%	0.15%	0.24%	0.19%	0.39%	0.12%	0.26%
Reserve for loan losses as a percentage of loans, at end of period	1.45%	1.47%	1.47%	1.47%	1.47%	1.45%	1.47%

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Six months ended June 30,
	2004	2004	2003	2003	2003	2004	2003
OPERATING EARNINGS
Net income	$7,391,018	$7,596,745	$7,446,706	$7,118,156	$6,383,989	$14,987,763	$12,134,468
Amortization of intangible assets, net	87,666	101,264	76,896	76,860	65,601	188,929	144,225
Job reductions	231,845	—	—	—	—	231,845	—
Contract buyout, net	172,366	—	—	—	—	172,366	—
Systems write-offs, net	342,104	—	—	—	—	342,104	—
Operating income	$8,224,998	$7,698,009	$7,523,602	$7,195,016	$6,449,590	$15,923,007	$12,278,693

Operating earnings per share
Basic	$0.43	$0.40	$0.40	$0.38	$0.37	$0.82	$0.73
Diluted	$0.41	$0.39	$0.38	$0.37	$0.36	$0.80	$0.71

Average tangible assets (in thousands)	$1,993,288	$1,888,316	$1,851,095	$1,774,814	$1,580,621	$1,942,071	$1,143,182
Average tangible equity (in thousands)	111,605	106,616	101,334	94,647	112,839	111,385	106,563

Operating return on average tangible assets	1.65%	1.63%	1.63%	1.62%	1.63%	1.64%	1.74%
Operating return on average tangible equity	29.48%	28.88%	29.70%	30.41%	22.86%	28.59%	18.63%